Fourth Quarter 2023 Investor Presentation

This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) Renasant’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) Renasant’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of deposit and credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics and other catastrophic events in our geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws. 2 Forward-Looking Statements

3 Overview Snapshot Note: As of December 31, 2023 *Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown. Assets: $17.4 billion Loans: 12.4 Deposits: 14.1 Equity: 2.3 Footprint Loans and Deposits by State MS 22% AL 28% FL 7% Other 1% GA 28% TN 14% Loans MS 41% AL 15% FL 3% GA 30% TN 11% Deposits

4 Fourth Quarter Highlights • Net income of $28.1 million with diluted EPS of $0.50 and adjusted diluted EPS (non-GAAP)(1) of $0.76 • Net interest margin decreased 3 basis points to 3.33% on a linked quarter basis • Loans increased $183.2 million, or 6.0% annualized • The Company decided to sell a portion of its available-for-sale securities portfolio in the fourth quarter of 2023, and as a result the Company recognized pre-tax non-credit related impairment charges of $19.4 million. The impaired securities were sold in the first quarter of 2024 and generated $176.9 million in proceeds • Deposits decreased $80.3 million; core deposits, which excludes brokered deposits, increased $215.6 million • Cost of total deposits increased 19 basis points to 2.17%; noninterest-bearing deposits represented 25.5% of total deposits • The ratio of allowance for credit losses on loans to total loans was 1.61% • Nonperforming loans represented 0.56% of total loans, a decrease of 2 basis points on a linked quarter basis; annualized net loan charge-offs were 0.06% of average loans (1) Adjusted Diluted EPS is a non-GAAP financial measure. See slide 25 in the appendix for a description of exclusions and a reconciliation of this non-GAAP financial measure to GAAP.

Balance Sheet

RENASANT CORPORATION | Understanding You.

Assets



$16,988
$17,474
$17,224
$17,182
$17,361
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023

Loans



$11,578
$11,766
$11,931
$12,168
$12,351
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023

Deposits



$13,487
$13,912
$14,095
$14,157
$14,077
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023

Equity



$2,136
$2,187
$2,209
$2,233
$2,297
4Q 2022
1Q 2023
2Q 2023
3Q 2023
4Q 2023

Note: Dollars in millions

5

6 Core Deposit Funding 26% 49% 6% 16% 3% Noninterest-bearing Interest-bearing* Savings Time Brokered • Average deposit account is $28 thousand; commercial and consumer deposit accounts, excluding time deposit accounts, averaged approximately $75 thousand and $13 thousand, respectively • Top 20 depositors, excluding public funds, comprise 4% of total deposits Diversification Note: As of December 31, 2023 *Includes money market Consumer 47% Commercial 36% Brokered 3% Public Funds 14% CommercialCustomer Construction 16% Professional Services 9% Real Estate 14% Financial 12% Manufacturing 7% Trade 11% Health Care 5% Other Services 17% Other 9% Granularity

7 Strong Liquidity 86% 85% 85% 86% 88% $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 $1 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Loans to Deposits 20.2% 20.9% 18.4% 16.9% 17.0% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Cash and Securities to Total Assets Average Interest Earning Asset Mix (4Q 2023) 80% 1% 15% 4% Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks

8 Capital • $100 million stock repurchase program is in effect through October 2024; there was no buyback activity in the fourth quarter of 2023 • Consistent dividend payment history, including through the 2008 financial crisis • Unrealized losses on the HTM portfolio would have a negative impact of 41 basis points on the TCE ratio at December 31, 2023; unrealized losses on both HTM and AFS would have a negative impact of 136 basis points on CET1 and the Company would remain above well- capitalized thresholds at December 31, 2023 Highlights 10.21% 10.19% 10.30% 10.46% 10.52% 14.63% 14.68% 14.76% 14.91% 14.93% $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 CET1 / TRBC Common equity tier 1 capital ratio Total risk-based capital ratio 38.18 39.01 39.35 39.78 40.92 20.02 20.92 21.30 21.76 22.92 $5 $10 $15 $20 $25 $30 $35 $40 $45 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Book Value / TBV Book Value Tangible Book Value (non-GAAP)* 12.57% 12.52% 12.82% 13.00% 13.23% 7.01% 7.13% 7.37% 7.55% 7.87% $0 $0 $0 $0 $0 $0 $0 $0 $0 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Equity to Assets / Tangible Common Equity Ratio Shareholders' equity to assets Tangible common equity ratio (non-GAAP)* * Tangible Common Equity and Tangible Book Value are non-GAAP financial measures. See slide 30 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

9 Asset Quality 2.47% 2.44% 2.32% 2.27% 2.16% 2.00% 2.25% 2.50% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Criticized Loans/Total Loans 0.51% 0.43% 0.10% 0.11% 0.44% 0.0% 0.5% 1.0% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Loans 30-89 Days Past Due/ Total Loans 0.09% 0.16% 0.13% 0.06% 0.06% 0.0% 0.5% 1.0% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Net Charge-offs / Average Loans 1.66% 1.66% 1.63% 1.63% 1.61% 0.0% 1.0% 2.0% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Allowance/Total Loans 338% 259% 212% 282% 286% 0% 200% 400% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Allowance/Nonperforming Loans 0.35% 0.46% 0.56% 0.46% 0.46% 0.0% 0.5% 1.0% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 NPAs/Total Assets

10 Profitability $.82 $.82 $.51 $.74 $.50 $.89 $.82 $.83 $.74 $.76 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Diluted EPS / Adjusted Diluted EPS (non-GAAP)* Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP)* $46.3 $46.1 $28.6 $41.8 $28.1 $50.3 $46.1 $46.7 $41.8 $42.9 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Net Income / Adjusted Net Income (non-GAAP)* Net Income Adjusted Net Income (non-GAAP)* $132.4 $140.6 $138.5 $133.1 $130.1 $128.6$131.0 $139.8 $137.3 $131.8 $129.7 $127.2 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Net Interest Income (FTE) / Adjusted Net Interest Income (FTE) (non-GAAP)* Net interest income (FTE) Adjusted net interest income (FTE) (non-GAAP)* $69.9 $69.8 $63.9 $37.3 $57.2 $34.4 $67.0 $72.2 $63.9 $59.7 $57.2 $52.6 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 PPNR (non-GAAP)* / Adjusted PPNR (non-GAAP)* PPNR (non-GAAP)* Adjusted PPNR (non-GAAP)* Note: Dollars in millions except per share amounts. *Adjusted Diluted EPS, Adjusted Net Income, Adjusted Net Interest Income (FTE), PPNR and Adjusted PPNR are non-GAAP financial measures. See slides 23, 24, 25 and 27 in the appendix for a description of exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

11 Profitability Ratios 8.58% 8.55% 5.18% 7.44% 4.93% 17.35% 16.29% 15.94% 13.95% 13.94% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 ROAE / Adjusted ROATCE ROAE (GAAP) ROATCE (Adjusted) (non-GAAP)* 1.11% 1.09% 0.66% 0.96% 0.65% 1.20% 1.09% 1.08% 0.96% 0.99% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 ROAA / Adjusted ROAA ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* 58% 62% 73% 64% 75% 56% 61% 63% 64% 66% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Efficiency Ratio / Adjusted Efficiency Ratio Efficiency Ratio (GAAP) Adjusted Efficiency Ratio (non-GAAP)* 1.67% 1.51% 0.86% 1.32% 0.79% 1.73% 1.51% 1.38% 1.32% 1.21% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 PPNR / Adjusted PPNR Ratios PPNR/Average Assets (non-GAAP)* Adjusted PPNR/Average Assets (non-GAAP)* *Adjusted ROAA, Adjusted ROTCE, Pre-Provision Net Revenue/Average Assets, Adjusted Pre-Provision Net Revenue/Average Assets and Adjusted Efficiency Ratio are non-GAAP financial measures. See slides 24, 26 and 29 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

12 Net Interest Margin (FTE), Loan Yield and Cost of Deposits 3.78% 3.66% 3.45% 3.36% 3.33% 3.76% 3.63% 3.43% 3.35% 3.29% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Net Interest Margin (FTE) / Adjusted Net Interest Margin (FTE)(non-GAAP)* Net Interest Margin Adjusted Net Interest Margin (FTE)(non-GAAP)* 5.19% 5.68% 5.93% 6.06% 6.18% 5.16% 5.64% 5.89% 6.04% 6.14% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Loan Yield / Adjusted Loan Yield (non-GAAP)* Loan yield Adjusted Loan Yield (non-GAAP)* 0.52% 0.99% 1.50% 1.98% 2.17% 0.81% 1.47% 2.13% 2.70% 2.94% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 Cost of Deposits Total cost of deposits Cost of total interest-bearing deposits *Adjusted Net Interest Margin (FTE) and Adjusted Loan Yield are non-GAAP financial measures. See slides 27 and 28 in the appendix for a description of the exclusions and a reconciliation of these non-GAAP financial measures to GAAP.

13 Noninterest Income / Total Revenue Service Charges 27% Fees and Commissions 10% Insurance 6% Wealth Management 14% Mortgage Banking 17% Other 26% Noninterest Income Mix - 4Q 2023* • Noninterest income decreased $17.8 million in the fourth quarter on a linked quarter basis. The Company recognized pre-tax non-credit related impairment charges of $19.4 million on its securities portfolio. $33.4 $37.3 $17.2 $38.2 $20.4 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Noninterest Income 87% 4% 7% 2% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance Note: Dollars in millions (1) Total revenue is calculated as net interest income plus noninterest income. *Excludes impairment charges on securities

14 Noninterest Expense Salaries and employee benefits 64% Data processing 4% Net occupancy and equipment 10% Professional fees 3% Other 19% Mix - 4Q 2023($ in thousands) 3Q23 4Q23 Change Salaries and employee benefits 69,458$ 71,841$ 2,383$ Data processing 3,907 3,971 64 Net occupancy and equipment 11,548 11,653 105 Professional fees 3,338 2,854 (484) Other 20,118 21,561 1,443 Total 108,369$ 111,880$ 3,511$ • Noninterest expense increased $3.5 million during the fourth quarter on a linked quarter basis. Higher salaries and benefits and an FDIC deposit insurance special assessment of $2.7 million contributed to the increase $101.4 $109.2 $110.2 $108.4 $111.9 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 ($ in millions)

Appendix

16 Available Liquidity and Uninsured Deposits Note: As of December 31, 2023; dollars in billions (1) Approximately $248 million of the unencumbered securities are placed at the Fed (2) Does not include loans held at REIT that could be pledged for additional capacity (3) Includes untapped brokered CDs (per internal policy guidelines) and unsecured lines of credit $7.7 $4.3 Available sources Uninsured and uncollateralized deposits Uninsured Deposits % of Total Deposits Uncollateralized 4.3$ 30.6% Collateralized public funds 1.5 10.6% Total 5.8$ 41.2% Internal Sources Cash and cash equivalents 0.8$ Unencumbered securities(1) 0.9 External Sources FHLB borrowing capacity(2) 2.9 Federal Reserve Discount Window 0.6 Other(3) 2.5 Total 7.7$ Liquidity Sources

17 Securities Composition Agency MBS 30% Agency CMO 39% Agency CMBS 10% Municipal 14% SBA 3% Other 4% • Represents 12.1% of total assets • Duration of 5.0 years • 53% of portfolio HTM o 10% of HTM are CRA investments o 24% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $217.9 million ($163.5 million, net of tax); unrealized losses in AOCI on HTM securities totaled $78.5 million ($58.5 million, net of tax) • The Company decided to sell a portion of its available-for-sale securities portfolio in the fourth quarter of 2023, and as a result the Company recognized pre-tax non-credit related impairment charges of $19.4 million. The impaired securities were sold in the first quarter of 2024 and generated $176.9 million in proceeds Highlights $2.1 Billion Note: As of December 31, 2023 at amortized cost less impaired securities sold in January of 2024

18 Non-Owner Occupied CRE – Term* and Office Non-Owner Occupied CRE – Term* 18% 10% 9% 19% 8% 10% 17% 9% Warehouse/Industrial Hotels Self Storage Multi-family Medical Office Office (non-medical) Retail Senior Housing • 30.2% of total loans • Non-performing loans of 0.26% • 30-89 days past due of 0.25% Note: As of December 31, 2023. LTV is calculated using the most recent appraisal available. *Excludes construction • Average loan size of $1.9 million • Weighted average LTV of 52.9% • $342 million portfolio • 0.11% past due or nonaccrual • Average loan size of $1.0 million • Weighted average LTV of 56.9% Office (non-medical)

19 Construction Note: As of December 31, 2023; LTV is calculated using the most recent appraisal available. 21% 6% 37% 6% 5% 10% 14% 1% 1-4 Family Commercial Owner-Occupied Multi-family Office Retail Self Storage Warehouse / Industrial Hotels Composition Highlights • 10.8% of total loans • No past due loans • Average loan size of $2.0 million • Weighted average LTV of 59.6%

20 ACL / Loss Absorption ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Commercial, Financial, Agricultural 44,444$ 2.44 43,980$ 2.35 Lease Financing Receivables 3,355 2.78 2,515 2.17 Real Estate - 1-4 Family Mortgage 45,878 1.35 47,270 1.37 Real Estate - Commercial Mortgage 75,154 1.41 77,048 1.40 Real Estate - Construction 19,656 1.40 18,612 1.40 Installment loans to individuals 9,286 8.60 9,153 8.84 Allowance for Credit Losses on Loans 197,773 1.63 198,578 1.61 Allowance for Credit Losses on Deferred Interest 1,245 1,245 Reserve for Unfunded Commitments 16,918 16,918 Total Reserves 215,936 216,741 Purchase Accounting Discounts 9,714 8,593 Total Loss Absorption Capacity 225,650$ 225,334$ 12/31/20239/30/2023

21 Mortgage Banking MixMortgage Banking Income Gain on sale margin* *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above ($ in thousands) 4Q22 3Q23 4Q23 Gain on sales of loans, net 1,003$ 3,297$ 1,860$ Fees, net 1,849 2,376 2,010 Mortgage servicing income, net 2,318 1,860 2,722 Mortgage banking income, net 5,170$ 7,533$ 6,592$ 1.64% 1.15% 1.66% 1.55% 1.14% 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 $0.5 $0.6 $0.6 $0.5 $0.3 $- $0 $0 $0 $0 $1 $1 $1 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Locked Volume (in billions) (in %) 4Q22 3Q23 4Q23 Wholesale 35 46 52 Retail 65 54 48 Purchase 82 90 87 Refinance 18 10 13

Reconciliation of Non-GAAP Disclosures

23 Reconciliation of Non- GAAP Disclosures Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue $ in thousands 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Net income (GAAP) 46,276$ 46,078$ 28,643$ 41,833$ 28,124$ Income taxes 12,885 11,322 6,634 10,766 3,787 Provision for credit losses (including unfunded commitments) 10,671 6,460 2,000 4,615 2,518 Pre-provision net revenue (non-GAAP) 69,832$ 63,860$ 37,277$ 57,214$ 34,429$ Merger and conversion expense 1,100 - - - - Gain on extinguishment of debt - - - - (620) Gain on sale of MSR - - - - (547) Voluntary reimbursement of certain re-presentment NSF fees 1,255 - - - - Losses on security sales (including impairments) - - 22,438 - 19,352 Adjusted pre-provision net revenue (non-GAAP) 72,187$ 63,860$ 59,715$ 57,214$ 52,614$

24 Reconciliation of Non- GAAP Disclosures Pre-Provision Net Revenue/Average Assets and Adjusted Pre-Provision Net Revenue/Average Assets (1) Tax effect is calculated based on the respective periods’ year-to-date effective tax rate excluding the impact of discrete items. (2) See slide 23 for a reconciliation of Pre-provision net revenue and Adjusted pre-provision net revenue. $ in thousands Net income (GAAP) 46,276$ 46,078$ 28,643$ 41,833$ 28,124$ Merger and conversion expense 1,100 - - - - Gain on extinguishment of debt - - - - (620) Gain on sale of MSR - - - - (547) Initial provision for acquisitions 2,820 - - - - Voluntary reimbursement of certain re-presentment NSF fees 1,255 - - - - Losses on security sales (including impairments) - - 22,438 - 19,352 Tax effect of adjustments noted above(1) (1,127) - (4,353) - (3,422) Adjusted net income (non-GAAP) 50,324$ 46,078$ 46,728$ 41,833$ 42,887$ Pre-provision net revenue (non-GAAP) 69,832$ 63,860$ 37,277$ 57,214$ 34,429$ Adjusted pre-provision net revenue (non-GAAP)(2) 72,187$ 63,860$ 59,715$ 57,214$ 52,614$ Total average assets 16,577,840$ 17,157,898$ 17,337,924$ 17,235,413$ 17,195,840$ Return on Average Assets (GAAP) 1.11% 1.09% 0.66% 0.96% 0.65 % Return on Average Assets (Adjusted) (non-GAAP) 1.20 1.09 1.08 0.96 0.99 Pre-provision net revenue/Average assets (non-GAAP) 1.67 1.51 0.86 1.32 0.79 Adjusted pre-provision net revenue/Average assets (non-GAAP) 1.73 1.51 1.38 1.32 1.21 4Q 20234Q 2022 1Q 2023 2Q 2023 3Q 2023

25 Reconciliation of Non- GAAP Disclosures Adjusted Diluted Earnings Per Share (1) Tax effect is calculated based on the respective periods’ year-to-date effective tax rate excluding the impact of discrete items. $ in thousands 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Net income (GAAP) 46,276$ 46,078$ 28,643$ 41,833$ 28,124$ Merger and conversion expense 1,100 - - - - Gain on extinguishment of debt - - - - (620) Gain on sale of MSR - - - - (547) Initial provision for acquisitions 2,820 - - - - Voluntary reimbursement of certain re- presentment NSF fees 1,255 - - - - Losses on security sales (including impairments) - - 22,438 - 19,352 Tax effect of adjustments noted above(1) (1,127) - (4,353) - (3,422) Adjusted net income (non-GAAP) 50,324$ 46,078$ 46,728$ 41,833$ 42,887$ Diluted shares outstanding (average) 56,335,446 56,270,219 56,395,653 56,523,887 56,611,217 Diluted EPS (GAAP) 0.82$ 0.82$ 0.51$ 0.74$ 0.50$ Adjusted Diluted EPS (non-GAAP) 0.89$ 0.82$ 0.83$ 0.74$ 0.76$

Reconciliation of Non-GAAP Disclosures

RENASANT CORPORATION | Understanding You.

Return on Average Tangible Common Equity (Adjusted)

$ in thousands	4Q 2022	1Q 2023	2Q 2023	3Q 2023	4Q 2023
Net income (GAAP)	$ 46,276	$ 46,078	$ 28,643	$ 41,833	$ 28,124
Merger and conversion expense	1,100	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	(620)
Gain on sale of MSR	-	-	-	-	(547)
Initial provision for acquisitions	2,820	-	-	-	-
Voluntary reimbursement of certain re-presentment NSF fees	1,255	-	-	-	-
Losses on security sales (including impairments)	-	-	22,438	-	19,352
Tax effect of adjustments noted above(1)	(1,127)	-	(4,353)	-	(3,422)
Adjusted net income (non-GAAP)	$ 50,324	$ 46,078	$ 46,728	$ 41,833	$ 42,887
Amortization of intangibles	1,195	1,426	1,369	1,311	1,274
Tax effect of adjustment noted above(1)	(260)	(299)	(266)	(269)	(240)
Adjusted tangible net income (non-GAAP)	$ 51,259	$ 47,205	$ 47,831	$ 42,875	$ 43,921
Average shareholders' equity (GAAP)	$ 2,139,095	$ 2,186,794	$ 2,217,708	$ 2,231,605	$ 2,261,025
Intangibles	967,005	1,011,557	1,013,811	1,012,460	1,011,130
Average tangible shareholders' equity (non-GAAP)	$ 1,172,090	$ 1,175,237	$ 1,203,897	$ 1,219,145	$ 1,249,895
Return on Average Equity (GAAP)	8.58 %	8.55 %	5.18 %	7.44 %	4.93 %
Return on Average Tangible Common Equity (Adjusted) (non-GAAP)	17.35	16.29	15.94	13.95	13.94

(1) Tax effect is calculated based on the respective periods' year-to-date effective tax rate excluding the impact of discrete items.

26

27 Reconciliation of Non- GAAP Disclosures Adjusted Net Interest Income (FTE) and Adjusted Net Interest Margin $ in thousands 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Net interest income (FTE) (GAAP) 140,565$ 138,529$ 133,085$ 130,131$ 128,595$ Less: Net interest income collected on problem loans 161 392 364 (820) 283 Accretable yield recognized on purchased loans 625 670 874 1,290 1,117 Net interest income Adjustments 786$ 1,062$ 1,238$ 470$ 1,400$ Adjusted net interest income (FTE) (non-GAAP) 139,779$ 137,467$ 131,847$ 129,661$ 127,195$ Total average earning assets 14,774,014$ 15,288,317$ 15,443,560$ 15,370,013$ 15,334,113$ Net interest margin (GAAP) 3.78% 3.66% 3.45% 3.36% 3.33 % Adjusted net interest margin (non-GAAP) 3.76 3.63 3.43 3.35 3.29

28 Reconciliation of Non- GAAP Disclosures Adjusted Loan Yield $ in thousands 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Loan interest income (FTE) (GAAP) 147,519$ 163,970$ 175,549$ 183,521$ 190,857$ Less: Net interest income collected on problem loans 161 392 364 (820) 283 Accretable yield recognized on purchased loans 625 885 874 1,290 1,117 Adjusted loan interest income (FTE) (non-GAAP) 146,733$ 162,693$ 174,311$ 183,051$ 189,457$ Total average loans 11,282,422$ 11,688,534$ 11,877,592$ 12,030,109$ 12,249,429$ Loan yield (GAAP) 5.19% 5.69% 5.93% 6.05% 6.18 % Adjusted loan yield (non-GAAP) 5.16 5.65 5.89 6.04 6.14

29 Reconciliation of Non- GAAP Disclosures Adjusted Efficiency Ratio $ in thousands 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Net interest income (FTE) (GAAP) 140,565$ 138,529$ 133,085$ 130,131$ 128,595$ Total noninterest income (GAAP) 33,395 37,293 17,226 38,200 20,356 Gain on extinguishment of debt - - - - 620 Gain on sale of MSR - - - - 547 Losses on security sales (including impairments) - - (22,438) - (19,352) Adjusted total noninterest income (non-GAAP) 33,395$ 37,293$ 39,664$ 38,200$ 38,541$ Total income (FTE) (non-GAAP) 173,960$ 175,822$ 172,749$ 168,331$ 167,136$ Total noninterest expense (GAAP) 101,399$ 109,208$ 110,165$ 108,369$ 111,880$ Amortization of intangibles 1,195 1,426 1,369 1,311 1,274 Merger-related expenses 1,100 - - - - Voluntary reimbursement of certain re- presentment NSF fees 1,255 - - - - Adjusted total noninterest expense (non-GAAP) 97,849$ 107,782$ 108,796$ 107,058$ 110,606$ Efficiency Ratio (GAAP) 58.29% 62.11% 73.29% 64.38% 75.11 % Adjusted Efficiency Ratio (non-GAAP) 56.25 61.30 62.98 63.60 66.18

30 Reconciliation of Non- GAAP Disclosures Tangible Common Equity and Tangible Book Value $ in thousands 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 Shareholders' equity (GAAP) 2,136,016$ 2,187,300$ 2,208,628$ 2,233,323$ 2,297,383$ Intangibles 1,015,884 1,014,415 1,013,046 1,011,735 1,010,460 Tangible shareholders' equity (non-GAAP) 1,120,132$ 1,172,885$ 1,195,582$ 1,221,588$ 1,286,923$ Total assets (GAAP) 16,988,176$ 17,474,083$ 17,224,342$ 17,181,621$ 17,360,535$ Intangibles 1,015,884 1,014,415 1,013,046 1,011,735 1,010,460 Tangible assets (non-GAAP) 15,972,292$ 16,459,668$ 16,211,296$ 16,169,886$ 16,350,075$ Tangible Common Equity Ratio Shareholders' equity to assets (GAAP) 12.57% 12.52% 12.82% 13.00% 13.23 % Effect of adjustment for intangible assets 5.56 5.39 5.45 5.45 5.36 Tangible common equity ratio (non-GAAP) 7.01% 7.13% 7.37% 7.55% 7.87 % Tangible Book Value Shares Outstanding 55,953,104 56,073,658 56,132,478 56,140,713 56,142,207 Book Value (GAAP) 38.18$ 39.01$ 39.35$ 39.78$ 40.92$ Tangible Book Value (non-GAAP) 20.02$ 20.92$ 21.30$ 21.76$ 22.92$